Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [Abstract]
Cash and cash equivalents
8. Cash and cash equivalents

	Year ended December 31,
	2023	2022
	$’000	$’000
Cash at bank and in hand	41,390	130,252
Cash equivalents	37,030	35,703
	78,420	165,955

Cash equivalents comprise an investment in a money market fund which is held at fair value through profit and loss. The fair value of cash equivalents is calculated by multiplying the net asset value per unit by the investment held at the reporting date.

During the year ended December 31, 2023, an investment of $54.0 million was made in a money market fund. This investment has been classified as other financial assets, as the cash flows from these funds do not represent solely payments of principal and interest, and has a fair value of $55.6 million at December 31, 2023.